Exhibit 99.03

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[LOGO]

Executing
The Energy Supply Plan

Financial Performance

Regulators/ Legislators

Value to Customers	Environmental Stewardship

Invest in Regulated Utility Business

David Wilks President – Energy Supply

Excellence in Generation

•                  Strong operational performance

•                  Environmental stewardship

•                  Strong cost management

•                  Proven construction management skills

Coal Plant Non-Fuel O&M Expense

[CHART]

Source:     Credit Suisse First Boston November 1, 2005 Report – Costs of Doing Business

Coal Plant Fuel Expense

[CHART]

Source:     Credit Suisse First Boston November 1, 2005 Report – Costs of Doing Business

Nuclear Fuel Expense

[CHART]

Source:     Credit Suisse First Boston November 1, 2005 Report – Costs of Doing Business

Xcel Energy Supply Sources

2004

Energy Supply Mix*

[CHART]

*                 Includes purchases

**          Low-sulfur western coal

2005 Owned

Generating Facilities

Unit Type	Number	MW
Coal	36	8,138
Natural Gas	61	4,918
Nuclear	3	1,617
Hydro	83	508
Oil	24	492
RDF	6	96
Wind	—	25	*
Total		15,794

*            Additionally, Xcel Energy purchases 928 MWs of wind power

NSP Supply Source

2004

Energy Supply Mix*

[CHART]

*                 Includes purchases

**          Low-sulfur western coal

2005 Owned

Generating Facilities

Unit Type	MW
Coal	3,375
Natural Gas	1,758
Nuclear	1,617
Hydro	266
Oil	492
RDF	96
Total	7,604

PSCo Supply Sources

2004

Energy Supply Mix*

[CHART]

*                 Includes purchases

**          Low-sulfur western coal

2005 Owned

Generating Facilities

Unit Type	MW
Coal	2,617
Natural Gas	982
Hydro	242
Wind	25
Total	3,866

SPS Supply Sources

2004

Energy Supply Mix*

[CHART]

*                 Includes purchases

**          Low-sulfur western coal

2005 Owned

Generating Facilities

Unit Type	MW
Coal	2,146
Natural Gas	2,178
Total	4,324

Excellence in Generation

•                  Strong operational performance

•                  Environmental stewardship

•                  Strong cost management

•                  Proven construction management skills

NSP Major Fossil Plant Availability

[CHART]

NSP Nuclear Plant Availability

[CHART]

PSCo Major Fossil Plant Availability

[CHART]

SPS Major Fossil Plant Availability

[CHART]

Excellence in Generation

•                  Strong operational performance

•                  Environmental stewardship

•                  Strong cost management

•                  Proven construction management skills

CAIR and Mercury Compliance Plan

•                  Colorado is exempt from CAIR

•                  Filed suit contesting inclusion of West Texas in CAIR

•                  NSP SO2 credits to last through 2020

•                  SPS to purchase SO2 allowances

•                  Investment of $50 – 60 million to meet NOX standards at NSP and SPS

•                  PSCo expected to meet mercury reduction requirements with Comanche 3 and Comanche 1 & 2 modifications

•                  Testing and evaluating approaches to reduce mercury at NSP and SPS

Environmental Compliance Costs Minimized by Allowance Purchases and Investment

[CHART]

Note: The curves are conceptual

NSP Environmental Initiatives

[CHART]

PSCo Environmental Initiatives

[CHART]

SPS Environmental Initiatives

[CHART]

Excellence in Generation

•                  Strong operational performance

•                  Environmental stewardship

•                  Strong cost management

•                  Proven construction management skills

Energy Supply Sourcing Initiatives

YTD Delivered Sourcing Savings

[CHART]

Sourcing Savings (millions)

O&M Total	=	$1.0
Capital	=	$1.5
YTD Total	=	$2.5
YE Projections/Negotiated	~	$7.0

Sourcing Savings

•                  Maintenance Repair and Operations (MRO)

•                  Turbine Overhaul Initiative

Characteristics

•                  Provide cost savings

•                  Consolidate supply base

•                  Includes supplier performance program for continuous improvement

Energy Supply Plant
Condition Assessment

Equipment
Colorado (Overall) Units	Ash	Auxiliary	Boiler Water Makeup	Boiler	Controls	Cooling Tower	Circulating Water	Diesel Engine	Circ Water Makeup	Environmental	Electrical	Emissions	Forebay	FGS	Fuel Handling
Alamosa 1	N	Y	N	N	G	N	N	N	N	G	G		N	N	N
Alamosa 2	N	G	N	N	G	N	N	N	N	G	G		N	N	N
Arapahoe 3	Y	G	G	R	Y	G	R	N		G	Y	G	N	N
Arapahoe 4	Y	G	G	Y	G	R	R	N	G	G	Y	G	N	N
Cabin Creek A	N	G	N	N		N	N	N	N	G	Y		Y	N	N
Cabin Creek B	N	G	N	N		N	N	N	N	G	Y		Y	N	N
Cameo 1	Y	G	G	R	Y	N	R	N	G	G	G	G	N	N	N
Cameo 2	Y	G	G	Y	Y	N	R	N	G	G	G	Y	N	N	N
Cherokee 1	Y	Y	Y	Y	G	G	G	N	Y	G	Y	R	N		N
Cherokee 2	Y	Y	Y	Y	R	G	G	N	Y	G	G	R	N
Cherokee 3	Y	Y	Y	Y	G	G	G	N	Y	G	G	R		G
Cherokee 4	Y	Y	Y	G	Y	G	G	N	Y	G	G	R	N	G
Comanche 1	Y	Y	Y	Y	G	G	Y	N	Y	G	Y	Y	N	N
Comanche 2	Y	Y	G	Y	Y	G	Y	N	Y	G	Y	Y	N	G
Denver Steam	N	G	G	Y	G	N			N	G	Y		N	N
Fort Lupton 1	N	G	N	N	G	N	N	N	N	G	G		N	N	N
Fort Lupton 2	N	G	N	N	G	N	N	N	N	G	G	G	N	N	N
Fort St Vrain 1	N	Y	G	N	Y	Y	Y	N	G	Y	Y	Y	N	N	N
Fort St Vrain 2	N	G	N	G	G	N	N	N	N	N	G	Y	N	N	N
Fort St Vrain 3	N	G	N	G	G	N	N	N	N	N	G	G	N	N	N
Fort St Vrain 4	N	G	N	G	G	N	N	N	N	N	G	G	N	N	N

Equipment
Colorado (Overall) Units	Fuel	Feedwater	CT Water Makeup	Generator	Combustion Turbine	Condenser	Steam	Power Tunne1	Radiators	Reservoir	Soot Blowing	Plant	Support Equipment	Turbine	Water Gathering
Alamosa 1	G	N		G	G	N	N	N	N	N	N			G
Alamosa 2	G	N		G	G	N	N	N	N	N	N			G
Arapahoe 3	Y	Y		G	N	Y	G	N	N	N	Y	R		G
Arapahoe 4	Y	Y		Y	N	Y	G	N	N	N	R			Y
Cabin Creek A	N	N	N	G	N	N	N		N		N			Y	N
Cabin Creek B	N	N	N	G	N	N	N		N		N			Y	N
Cameo 1	R	Y		R	N	G	G	N	N	N	Y			R
Cameo 2	R	R	N	R	N	G	G	N	N	N	Y			R
Cherokee 1	R	Y		G	N	Y	Y	N	N	N	G			Y
Cherokee 2	R	Y		G	N	G	G	N	N	N	G			Y
Cherokee 3	R	Y		G	N	Y	G	N	N	N	G			G
Cherokee 4	R	Y		Y	N	G	G	N	N	N	G			G
Comanche 1	G	Y	N	Y	N	G	G	N	N	N	Y			Y
Comanche 2	G	Y		G	N	R	Y	N	N	N	Y			Y
Denver Steam	Y	Y			N	N	G	N		N	N
Fort Lupton 1	G	N	N	G	G	N	N	N	N	N	N			G
Fort Lupton 2	G	N	N	G	G	N	N	N	N	N	N			G	N
Fort St Vrain 1	G			Y	N	Y	Y	N	N	N	N	Y	G	G
Fort St Vrain 2	G	G	N	G	Y	N	G	N	N	N	N			N	N
Fort St Vrain 3	G	G	N	G	G	N	N	N	N	N	N			N	N
Fort St Vrain 4	G	G	N	G	Y	N	G	N	N	N	N			N	N

Energy Supply Additional

Cost Saving Initiatives

Insurance Premiums

[CHART]

* Year ended June

YTD 2005

Cost Savings

Insurance premium	$2.6	M

Vendor management meetings	1.3

MRO alliances	0.6

Total savings	$4.5	M

Energy Supply Material Inventory

[CHART]

Excellence in Generation

•                  Strong operational performance

•                  Environmental stewardship

•                  Strong cost management

•                  Proven construction management skills

Completed Construction Projects

[GRAPHIC]	Fort St. Vrain

• 737 MWs

• Completed May 2001; on-time and within budget

Black Dog 5	[GRAPHIC]

• 162 MWs

• Completed November 2002; on-time and within budget

Prairie Island Steam Generators Replaced

[GRAPHIC]

•                  Two units, 1076 MWs which began commercial operation late 1973/1974

•                  Steam generators replaced on unit 1 November 2004 after 30 years of operations

•                  Project completed on time and within budget

NSP New Gas Units

[GRAPHIC]

Blue Lake

•                  2 combustion turbine peaking units totaling 320 MWs installed

•                  Online May 2005; on time and under budget

•                  Capacity factors of 16% and 18% from June through August

Angus Anson

•                  One 160 MW combustion turbine peaking unit installed

•                  Online May 2005; on time and under budget

•                  Capacity factor of 25% for June through August

NSP MERP — King Plant

Artist Rendering

One Unit – 571 MWs

[GRAPHIC]

•                  Detailed design work is 65% complete

•                  Piling work is complete; foundation installation work continues

•                  First permanent support steel was set on August 3, as scheduled

•                  SCR and AQCS components continue to be received at the site. Initial SCR ductwork was installed during September outage

•                  Scheduled for commercial operations May 2007

NSP MERP — High Bridge Plant

Artist Rendering

575 MWs

[GRAPHIC]

•                  Signed contract for purchase of 2 CTs and 1 steam turbine. Resulted in $40 million savings

•                  Gas pipeline awarded to NSP Gas

•                  All permits have been issued and site remediation work began August 2005

•                  Full construction release

•                  Project planned to be completed by May 2008

NSP MERP — Riverside Plant

Artist Rendering

520 MWs

[GRAPHIC]

•                  Asbestos abatement, mercury and lead removal activities underway on old section

•                  Began site development study in April 2005

•                  Permitting and equipment design began in Fall 2005

•                  In-service scheduled for May 2009

PSCo Comanche 3

Artist Rendering

One Unit – 750 MWs Net

[GRAPHIC]

•      PUC approval January 2005

•      Major contracts signed for turbine generator, boiler and air quality control system – within budget

•      Air permit approved July 15, 2005

•      Began construction in October 2005. Major contractors start May 2006

•      Construction completed fall 2009 at a total cost of $1.35 billion

• New unit	$1.073	B
• Transmission	$150	M
• Retrofit 1 & 2	$127	M

NSP Nuclear Relicensing Status

Monticello

•                  Minnesota PUC, legislative and NRC approvals expected 2006 – 2007

•                  Life Cycle modifications to be installed 2008 – 2012, projected capital cost of $150 – 200 million

Prairie Island

•                  Begin license application to the NRC and Minnesota Legislature in 2008

•                  Life Cycle modifications under evaluation

•                  Approvals expected 2010 – 2011

Energy Supply Capital

Expenditures 2001 – 2009

[CHART]

Excellence in Generation

•                  Strong operational performance

•                  Environmental stewardship

•                  Strong cost management

•                  Proven construction management skills